UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 8, 2005

NEW CENTURY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32314	56-2451736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.	Entry into a Material Definitive Agreement.

On February 8, 2004, the registrant and Maguire Properties-Park Place, LLC entered into a lease (the “Park Place Lease”) for approximately 103,725 rentable square feet for buildings located at 3337, 3349 and 3351 Michelson Drive, Irvine, California. The term of the Park Place Lease expires on April 30, 2010 and the base rent for the leased premises is $23.40 per square foot of rentable area per year for the 3349 and 3351 building premises and $18.60 per square foot of rentable area per year for the 3337 building premises. The base rent for each of the premises will be increased in an amount equal to 3% of the prior year’s base rent on the first anniversary of the commencement date of the Park Place Lease, which is currently projected to be April 15, 2005, and on each subsequent anniversary of the commencement date during the term of the Park Place Lease. The registrant has two options to extend the term of the Park Place Lease for a period of four years and eight months (from May 1, 2010 to December 31, 2014) as to the first renewal term and for a period of five years (from January 1, 2015 to December 31, 2019) as to the second renewal term. The Park Place Lease is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

On February 8, 2004, the registrant and Maguire Properties-3121 Michelson, LLC entered into a lease (the “3121 Michelson Lease”) for approximately 74,747 rentable square feet on the fourth, fifth and sixth floors of a building located at 3121 Michelson Drive, Irvine, California. The term of the 3121 Michelson Lease expires on April 30, 2010 and the base rent for the leased premises is $27.60 per square foot of rentable area per year. The base rent will be increased in an amount equal to 3% of the prior year’s base rent on the first anniversary of the commencement date of the 3121 Michelson Lease, which is currently projected to be April 15, 2005, and on each subsequent anniversary of the commencement date during the term of the 3121 Michelson Lease. The registrant has two options to extend the term of the 3121 Michelson Lease for a period of four years and eight months (from May 1, 2010 to December 31, 2014) as to the first renewal term and for a period of five years (from January 1, 2015 to December 31, 2019) as to the second renewal term. The 3121 Michelson Lease is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

SECTION 8 – OTHER EVENTS

Item 8.01.	Other Events.

On February 14, 2005, the registrant issued a press release announcing that the registrant had increased its 2005 dividend guidance to $6.50 per share. The full text of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Lease, dated as of February 8, 2005, between New Century Financial Corporation and Maguire Properties-Park Place, LLC.

10.2	Lease, dated as of February 8, 2005, between New Century Financial Corporation and Maguire Properties-3121 Michelson, LLC.

99.1	Press Release dated February 14, 2005, issued by New Century Financial Corporation announcing that it had increased its 2005 dividend guidance to $6.50 per share.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION

February 14, 2005	By:	/s/ ROBERT K. COLE
Robert K. Cole
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Lease, dated as of February 8, 2005, between New Century Financial Corporation and Maguire Properties-Park Place, LLC.

10.2	Lease, dated as of February 8, 2005, between New Century Financial Corporation and Maguire Properties-3121 Michelson, LLC.

99.1	Press Release dated February 14, 2005, issued by New Century Financial Corporation announcing that it had increased its 2005 dividend guidance to $6.50 per share.